UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2024

NATIONAL HEALTHCARE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13489 (Commission File Number)	52-2057472 (I.R.S. Employer Identification No.)

100 Vine Street Murfreesboro, Tennessee (Address of Principal Executive Offices)		37130 (Zip Code)

Registrant’s telephone number, including area code: (615) 890-2020

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.1 par value	NHC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

National HealthCare Corporation (NYSE American: NHC) announced that on May 31, 2024 NHC/OP, L.P., a subsidiary of NHC, and White Oak Manor, Inc., a South Carolina corporation, White Oak Estates, Inc., a South Carolina corporation, White Oak Estates Apartments, Inc., a South Carolina corporation, White Oak Estates Assisted Living, Inc., a South Carolina corporation, White Oak Management, Inc., a South Carolina corporation, White Oak Manor - Charleston, Inc., a South Carolina corporation, White Oak Manor - Columbia, Inc., a South Carolina corporation, White Oak Manor - Lancaster, Inc., a South Carolina corporation, White Oak Manor - Newberry, Inc., a South Carolina corporation, White Oak at North Grove, Inc., a South Carolina corporation, White Oak Manor-Rock Hill, Inc., a South Carolina corporation, White Oak Manor - Spartanburg, Inc., a South Carolina corporation, White Oak Manor- York, Inc., a South Carolina corporation and White Oak Manor - Burlington, Inc., a North Carolina corporation, White Oak Manor- Charlotte, Inc., a North Carolina corporation, White Oak Manor - Kings Mountain, Inc., a North Carolina corporation, White Oak Manor- Shelby, Inc., a North Carolina corporation, White Oak Manor - Tryon, Inc., a North Carolina corporation, White Oak Manor- Waxhaw, Inc., a North Carolina corporation, White Oak Pharmacy, Inc., a South Carolina corporation, along with Douglas M. Cecil, Oliver K. Cecil, Jr., Dorothy Dean Cecil, Jeni Cecil Feeser, Beth Creech Cecil, John P. Barber and Teresa J. Cecil, as Trustee of the Teresa J. Cecil Revocable Trust U/A dated July 20, 2006, as amended and restated on February 15, 2023 (collectively, the “Seller Parties” or “White Oak”) entered a Purchase and Sale Agreement (the “Agreement”) providing for the purchase and sale of the land, buildings, and assets of White Oak’s portfolio of fourteen skilled nursing facilities, which includes five facilities in North Carolina (three of which are continuing care retirement communities), and nine facilities in South Carolina, the assignment of a lease agreement for one skilled nursing facility under lease with White Oak of Waxhaw, LLC in North Carolina (the “White Oak Senior Care Business”), and the purchase of the White Oak long term care pharmacy domiciled in South Carolina and licensed in both North Carolina and South Carolina (the “Transaction”).

The purchase price for the assets of the White Oak Senior Care Business and White Oak long term care pharmacy is Two Hundred Twenty-One Million Four Hundred Thousand and 00/100 Dollars ($221,400,000.00), subject to prorations and adjustments as set forth in the Agreement. The Agreement includes, among other things, customary representations, warranties and covenants, including White Oak’s conduct of the business between the date of signing of the Agreement and the closing of the Transaction and White Oak’s obligations with respect to retained liabilities. The Agreement also provides certain restrictive covenants and indemnification obligations by various Seller Parties. The Agreement requires an initial $11,100,000 indemnification escrow, an initial $20,000,000 net worth retention obligation by White Oak Manor and representation and warranty insurance in the amount of $33,300,000.

Pursuant to the Agreement, NHC plans to offer employment to substantially all of White Oak’s employees. NHC is purchasing the name “White Oak,” and derivations thereof, including logos and trademarks, if any, and the Agreement allows NHC to take assignment of White Oak’s health, dental, and vision insurance plans. The Agreement also provides that NHC will lease the White Oak home office building in Spartanburg, South Carolina.

The Transaction is expected to close in the third quarter of 2024, subject to various closing conditions, including, but not limited to, receipt of government authorizations for the transfer of operating licenses, expiration of the waiting period for filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary closing conditions.

The description of the terms of the Agreement contained in this Item 1.01 is qualified in its entirety by reference to the full text of the Agreement, a copy of which NHC will file as an exhibit to the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2024. The representations, warranties and covenants set forth in the Agreement have been made only for the purposes of the Agreement and were solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures, may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Agreement, when filed, is only to provide investors with information regarding the terms of the Transaction, and not to provide investors with any other factual information regarding the parties or their respective businesses and should be read in conjunction with the disclosures in the Company's periodic reports and other filings with the Securities and Exchange Commission.

Item 7.01 Regulation FD Disclosure

On May 31, 2024, NHC issued a press release announcing its entry into the Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit
99.1	Press release dated May 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     May 31, 2024

NATIONAL HEALTHCARE CORPORATION

By:	/s/Stephen F. Flatt
Name:	Stephen F. Flatt
Title:	CEO